UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K /A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 7, 2008

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13152 Raymer Street, Suite 1A
North Hollywood, CA 91605
(Address of principal executive offices) (zip code)

(818) 503-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 14, 2008 we filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of our acquisition of Margrit Enterprises International, Inc., a California corporation (“MEI”) on April 7, 2007. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements required by Item 9.01. No other amendments to the Initial Report are being made by the Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited balance sheets of Margrit Enterprises International, Inc. for the three month periods ended December 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years for the three month period ended December 31, 2007; a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference.

Unaudited balance sheets of Marani Brands, Inc. (formerly known as Margrit Enterprises International, Inc.) as of March 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the three month periods ended March 31, 2008 and 2007; a copy of which was filed with the Securities and Exchange Commission on May 20, 2008, and which is incorporated by reference as Exhibit 99.2.

(b)	Pro Forma Financial Information

To be filed: Unaudited pro forma balance sheet as of March 31, 2008, and the related statement of operations for the quarter then ended.

To be filed: Unaudited pro forma statement of operations as of December 31, 2007.

(c)	Exhibits

Exhibit Number	Title

23.1	Consent of Gruber & Company, LLC

99.1
Audited balance sheets of Margrit Enterprises International, Inc. for the three month periods ended December 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years for the three month period ended December 31, 2007.

99.2
Unaudited balance sheets of Marani Brands, Inc. (formerly known as Margrit Enterprises International, Inc.) as of March 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the three month periods ended March 31, 2008 and 2007

99.3	Unaudited pro forma balance sheet as of March 31, 2007, and the related statement of operations for the quarter then ended

99.4	Unaudited pro forma statement of operations for the year ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2008	Marani Brands, Inc., a Nevada corporation

	/s/	Margrit Eyraud
	By:	Margrit Eyraud
	Its:	Chief Executive Officer